                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ------------------------------------------------
  CASE NAME: American International Travel, Inc.     ACCRUAL BASIS
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
  ------------------------------------------------

  ------------------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                              Chief Financial Officer
  -------------------------------------------       -------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE

  Drew Keith                                                         7/22/2002
  -------------------------------------------       -------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

  PREPARER:

  /s/ Jessica L. Wilson                                       Chief Accounting Officer
  -------------------------------------------       -------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                       TITLE

  Jessica L. Wilson                                                  7/22/2002
  -------------------------------------------       -------------------------------------------
  PRINTED NAME OF PREPARER                                             DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ------------------------------------------------
  CASE NAME: American International Travel, Inc.                ACCRUAL BASIS-1
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
  ------------------------------------------------

  -----------------------------------
  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------
                                            SCHEDULE          MONTH           MONTH           MONTH
                                                         -----------------------------------------------
  ASSETS                                     AMOUNT         April 2002       May 2002       June 2002
  ------------------------------------------------------------------------------------------------------
  1.    UNRESTRICTED CASH                     $64,520                $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  2.    RESTRICTED CASH                                              $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  3.    TOTAL CASH                            $64,520                $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  4.    ACCOUNTS RECEIVABLE (NET)                                    $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  5.    INVENTORY                                                    $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  6.    NOTES RECEIVABLE                                             $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  7.    PREPAID EXPENSES                                             $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  8.    OTHER (ATTACH LIST)                                   ($408,314)      ($408,314)      ($408,507)
  ------------------------------------------------------------------------------------------------------
  9.    TOTAL CURRENT ASSETS                  $64,520         ($408,314)      ($408,314)      ($408,507)
  ------------------------------------------------------------------------------------------------------
  10.   PROPERTY, PLANT & EQUIPMENT                                  $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  11.   LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                                     $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  12.   NET PROPERTY, PLANT &
        EQUIPMENT                                 $0                 $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  13.   DUE FROM INSIDERS                                            $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  14.   OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                   $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  15.   OTHER (ATTACH LIST)                                          $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  16.   TOTAL ASSETS                          $64,520         ($408,314)      ($408,314)      ($408,507)
  ------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  17.   ACCOUNTS PAYABLE                                             $0              $0            $250
  ------------------------------------------------------------------------------------------------------
  18.   TAXES PAYABLE                                                $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  19.   NOTES PAYABLE                                                $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  20.   PROFESSIONAL FEES                                            $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  21.   SECURED DEBT                                                 $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  22.   OTHER (ATTACH LIST)                                          $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  23.   TOTAL POSTPETITION
        LIABILITIES                                                  $0              $0            $250
  ------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  24.   SECURED DEBT                                                 $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  25.   PRIORITY DEBT                         $16,503                $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  26.   UNSECURED DEBT                       $513,635          ($84,891)       ($84,891)       ($84,891)
  ------------------------------------------------------------------------------------------------------
  27.   OTHER (ATTACH LIST)                                          $0              $0              $0
  ------------------------------------------------------------------------------------------------------
  28.   TOTAL PREPETITION LIABILITIES        $530,138          ($84,891)       ($84,891)       ($84,891)
  ------------------------------------------------------------------------------------------------------
  29.   TOTAL LIABILITIES                    $530,138          ($84,891)       ($84,891)       ($84,641)
  ------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------
  30.   PREPETITION OWNERS' EQUITY                            ($359,163)      ($359,163)      ($359,163)
  ------------------------------------------------------------------------------------------------------
  31.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                        $35,740         $35,740         $35,297
  ------------------------------------------------------------------------------------------------------
  32.   DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
  ------------------------------------------------------------------------------------------------------
  33.   TOTAL EQUITY                               $0         ($323,423)      ($323,423)      ($323,866)
  ------------------------------------------------------------------------------------------------------
  34.   TOTAL LIABILITIES &
        OWNERS' EQUITY                       $530,138         ($408,314)      ($408,314)      ($408,507)
  ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-2
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
  -----------------------------------------------

  -----------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------------------------------
                                                MONTH              MONTH             MONTH             QUARTER
                                           --------------------------------------------------------
  REVENUES                                    April 2002          May 2002         June 2002            TOTAL
  ----------------------------------------------------------------------------------------------------------------
  1.     GROSS REVENUES                                  $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  2.     LESS: RETURNS & DISCOUNTS                       $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  3.     NET  REVENUE                                    $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------------
  4.     MATERIAL                                        $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  5.     DIRECT LABOR                                    $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  6.     DIRECT OVERHEAD                                 $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  7.     TOTAL COST OF GOODS SOLD                        $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  8.     GROSS PROFIT                                    $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  9.     OFFICER / INSIDER COMPENSATION                  $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  10.    SELLING & MARKETING                             $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  11.    GENERAL & ADMINISTRATIVE                        $0                $0              $194              $194
  ----------------------------------------------------------------------------------------------------------------
  12.    RENT & LEASE                                    $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  13.    OTHER (ATTACH LIST)                             $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  14.    TOTAL OPERATING EXPENSES                        $0                $0              $194              $194
  ----------------------------------------------------------------------------------------------------------------
  15.    INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                $0                $0             ($194)            ($194)
  ----------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  16.    NON-OPERATING INCOME (ATT. LIST)                $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  17.    NON-OPERATING EXPENSE (ATT. LIST)               $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  18.    INTEREST EXPENSE                                $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  19.    DEPRECIATION / DEPLETION                        $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  20.    AMORTIZATION                                    $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  21.    OTHER (ATTACH LIST)                             $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  22.    NET OTHER INCOME & EXPENSES                     $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------
  23.    PROFESSIONAL FEES                               $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  24.    U.S. TRUSTEE FEES                               $0                $0              $250              $250
  ----------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                             $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  26.    TOTAL REORGANIZATION EXPENSES                   $0                $0              $250              $250
  ----------------------------------------------------------------------------------------------------------------
  27.    INCOME TAX                                      $0                $0                $0                $0
  ----------------------------------------------------------------------------------------------------------------
  28.    NET PROFIT (LOSS)                               $0                $0             ($444)            ($444)
  ----------------------------------------------------------------------------------------------------------------

==================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-3
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   -----------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                             MONTH               MONTH                   MONTH             QUARTER
                                            ----------------------------------------------------------------
   DISBURSEMENTS                               April 2002           May 2002               June 2002            TOTAL
   ---------------------------------------------------------------------------------------------------------------------------
   1.    CASH - BEGINNING OF MONTH                          $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------------------------
   2.    CASH SALES                                         $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------------------------
   3.    PREPETITION                                        $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   4.    POSTPETITION                                       $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   5.    TOTAL OPERATING RECEIPTS                           $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                    $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                    $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                      $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                    $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                              $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                       $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                     $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                         $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                         $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                         $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                  $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                            $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                     $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                             $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                          $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                       $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                     $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                 $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                 $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                     $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                     $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                               $0                 $0                      $0                $0
   ---------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
  -----------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE                MONTH            MONTH               MONTH
                                                                --------------------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                     AMOUNT              April 2002        May 2002            June 2002
  ----------------------------------------------------------------------------------------------------------------------------
  1.      0-30                                              $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      31-60                                             $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      61-90                                             $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      91+                                               $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL ACCOUNTS RECEIVABLE                         $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  6.      AMOUNT CONSIDERED UNCOLLECTIBLE                   $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.      ACCOUNTS RECEIVABLE (NET)                         $0                $0                $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                    MONTH:     June 2002
                                                                                     ---------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------
                                   0-30              31-60                  61-90            91+
  TAXES  PAYABLE                   DAYS              DAYS                    DAYS           DAYS            TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.      FEDERAL                           $0              $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      STATE                             $0              $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      LOCAL                             $0              $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      OTHER (ATTACH LIST)               $0              $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      TOTAL TAXES PAYABLE               $0              $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  6.      ACCOUNTS PAYABLE                $250              $0                     $0           $0                 $250
  ----------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------

  STATUS OF POSTPETITION TAXES                                     MONTH:   June 2002
                                                                         ----------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING            AMOUNT                             ENDING
                                                     TAX             WITHHELD AND/        AMOUNT            TAX
  FEDERAL                                         LIABILITY*          0R ACCRUED           PAID           LIABILITY
  ----------------------------------------------------------------------------------------------------------------------------
  1.      WITHHOLDING**                                     $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  2.      FICA-EMPLOYEE**                                   $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  3.      FICA-EMPLOYER**                                   $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.      UNEMPLOYMENT                                      $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.      INCOME                                            $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  6.      OTHER (ATTACH LIST)                               $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.      TOTAL FEDERAL TAXES                               $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL

  ----------------------------------------------------------------------------------------------------------------------------
  8.      WITHHOLDING                                       $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  9.      SALES                                             $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  10.     EXCISE                                            $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  11.     UNEMPLOYMENT                                      $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  12.     REAL PROPERTY                                     $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  13.     PERSONAL PROPERTY                                 $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  14.     OTHER (ATTACH LIST)                               $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  15.     TOTAL STATE & LOCAL                               $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL TAXES                                       $0                     $0           $0                   $0
  ----------------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------
  CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-5
  -----------------------------------------------

  -----------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:  June 2002
  ------------------------------------------                  -----------------------------------------
  BANK  RECONCILIATIONS

                                                     Account #1          Account #2         Account #3
  -------------------------------------------------------------------------------------------------------------------------------
  A.       BANK:                                      N/A
  -----------------------------------------------------------------------------------------------------------
  B.       ACCOUNT NUMBER:                                                                                       TOTAL
  -----------------------------------------------------------------------------------------------------------
  C.       PURPOSE (TYPE):
  -------------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                           $0
  -------------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED                     $0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                         $0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                              $0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                          $0                 $0                $0                   $0
  -------------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN
  -------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  INVESTMENT ACCOUNTS

  -------------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF             TYPE OF           PURCHASE                CURRENT
  BANK, ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT           PRICE                   VALUE
  -------------------------------------------------------------------------------------------------------------------------------
  7.      N/A
  -------------------------------------------------------------------------------------------------------------------------------
  8.      N/A
  -------------------------------------------------------------------------------------------------------------------------------
  9.      N/A
  -------------------------------------------------------------------------------------------------------------------------------
  10.     N/A
  -------------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                         $0                   $0
  -------------------------------------------------------------------------------------------------------------------------------

  ------------------------------------------
  CASH

  -------------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                               $0
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                      $0
  -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-6
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
   ------------------------------------------------

                                                          MONTH:     June 2002
                                                         -----------------------

   ------------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                     INSIDERS
   -----------------------------------------------------------------------------
                                 TYPE OF           AMOUNT         TOTAL PAID
                 NAME            PAYMENT            PAID           TO DATE
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                      $0                $0
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS

   -------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                           TOTAL
                            ORDER AUTHORIZING      AMOUNT           AMOUNT        TOTAL PAID         INCURRED
              NAME               PAYMENT          APPROVED           PAID           TO DATE         & UNPAID *
   -------------------------------------------------------------------------------------------------------------------------
   1.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   2.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   3.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   4.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   5.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                 $0                $0              $0              $0
   -------------------------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
   PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------
                                                     SCHEDULED        AMOUNTS
                                                      MONTHLY          PAID            TOTAL
                                                      PAYMENTS        DURING           UNPAID
             NAME OF CREDITOR                           DUE           MONTH         POSTPETITION
   -----------------------------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------------------------
   6.   TOTAL                                            $0                $0             $0
   -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-7
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
   -------------------------------------------------

                                                     MONTH:  June 2002
                                                            --------------------

   -------------------------------------------------
   QUESTIONNAIRE

   ---------------------------------------------------------------------------------------------------------
                                                                                    YES         NO
   ---------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                   X
   ---------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                             X
   ---------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                       X
   ---------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                 X
   ---------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                 X
   ---------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
   ---------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                              X
   ---------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
   ---------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
   ---------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                            X
   ---------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                      X
   ---------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
   ---------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   -------------------------------------------------
   INSURANCE

   ---------------------------------------------------------------------------------------------------------
                                                                                    YES         NO
   ---------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
   ---------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
   ---------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   ---------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------
                                             INSTALLMENT PAYMENTS
   ---------------------------------------------------------------------------------------------------------
               TYPE  OF                                                               PAYMENT AMOUNT
                POLICY                        CARRIER           PERIOD COVERED         & FREQUENCY
   ---------------------------------------------------------------------------------------------------------
          Please see Case # 00-42141-BJH-11
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

  --------------------------------------------------
  CASE NAME: American International Travel, Inc.         FOOTNOTES SUPPLEMENT
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                             ACCRUAL BASIS
  --------------------------------------------------

                                                 MONTH:        June 2002
                                                        -----------------------

  ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS              LINE
      FORM NUMBER               NUMBER                         FOOTNOTE / EXPLANATION
  ---------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
            6                                All Professional fees related to the Reorganization of the
  ---------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
  ---------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
            7                                All insurance plans related to the Company are carried
  ---------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
  ---------------------------------------------------------------------------------------------------------------
                                              400-42141.
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
            General                          This operation closed in May of 2000. Costs incurred to date
  ---------------------------------------------------------------------------------------------------------------
                                              consist of costs associated with shut down
  ---------------------------------------------------------------------------------------------------------------
                                              procedures as well as wrapping up final billings.
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------
            3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------

  ===============================================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                             June 2002


8.  OTHER (ATTACH LIST)                             (408,507)Reported
                                      ----------------------
      Intercompany Receivable                       (408,507)
                                      ----------------------
                                                    (408,507)Detail
                                      ----------------------
                                                          - Difference